SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549


                                    _____________

                                       FORM 8-K

                                    CURRENT REPORT



                        Pursuant to Section 13 or 15(d) of the

                           Securities Exchange Act of 1934


                                   February 11, 1995
                   Date of Report (Date of earliest event reported)



                                    ConAgra, Inc.
                (Exact name of registrant as specified in its charter)


                     Delaware          1-7275          47-0248710
                  (State or other      (Commission     (IRS Employer
                 jurisdiction of      File Number)   Identification No.)
                 incorporation)


                 One ConAgra Drive, Omaha, Nebraska           68102-5001
                (Address of principal executive offices)      (Zip Code)


                 Registrant's telephone number, including area code:
                                    (402) 595-4000

















          Item 5.   Other Events.

                    On February 11, 1995, the Board of Directors of ConAgra, Inc. authorized the company to purchase up to 25,000,000 shares of its outstanding common stock from time to time in the open market over several years. ConAgra, Inc. also announced that it currently intends to call for redemption during calendar year 1995 some or all of the company's Class E $25 Cumulative Convertible Preferred Stock (NYSE: CAG pfE) subject to market considerations and board approval. ConAgra's press release issued on Monday, February 13, 1995 is attached as an exhibit to this Form 8-K Current Report.

                    On February 2, 1995, ConAgra Capital, L.C. completed the sale of $250 million of 9.35% Series C Cumulative Preferred Securities (NYSE: CAG pfC). ConAgra Capital, L.C. is controlled by two indirectly wholly-owned finance subsidiaries of ConAgra, Inc. ConAgra Capital, L.C. loaned the proceeds of the sale to ConAgra, Inc. The 9.35% Series C Cumulative Preferred Securities are guaranteed on a limited basis by ConAgra, Inc. and exchangeable in certain limited circumstances for Series C Debentures of ConAgra, Inc.

          Item 7.  Exhibits.

               1. Written Action of ConAgra Capital, L.C. dated January 26, 1995 establishing the terms of the 9.35% Series C Cumulative Preferred Securities.

               2. Fifth Supplemental Indenture dated January 26, 1995 to the Indenture dated March 10, 1994 between ConAgra, Inc. and First Trust National Association as Trustee.

               3. Sixth Supplemental Indenture dated January 26, 1995 to the Indenture dated March 10, 1994 between ConAgra, Inc. and First Trust National Association as Trustee.

               4. ConAgra, Inc.'s 9.35% $250,000,000 Series C Debenture dated February 2, 1995 due 2044.

               5. ConAgra, Inc.'s 9.35% $66,500,000 Series CC Debenture dated February 2, 1995 due 2044.

               6.   ConAgra, Inc.'s Press Release dated February 13, 1995.

                                      SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CONAGRA, INC.



          February 14, 1995             By:     /s/ Stephen L. Key
                                             Stephen L. Key, Executive
                                              Vice President and Chief
                                              Financial Officer











                                    EXHIBIT INDEX

          Exhibit
            No.                    Description                      Page

             1      Written Action dated January 26, 1995 of
                    ConAgra Capital, L.C. establishing the
                    terms of the 9.35% Series C Cumulative
                    Preferred Securities.

             2      Fifth Supplemental Indenture dated
                    January 26, 1995 to the Indenture dated
                    March 10, 1994 between ConAgra, Inc.
                    and First Trust National Association as
                    Trustee.

             3      Sixth Supplemental Indenture dated
                    January 26, 1995 to the Indenture dated
                    March 10, 1994 between ConAgra, Inc.
                    and First Trust National Association as
                    Trustee.

             4      ConAgra Inc.'s 9.35% $250,000,000 Series C
                    Debenture dated February 2, 1995 due 2044.

             5      ConAgra, Inc.'s 9.35% $66,500,000 Series CC
                    Debenture dated February 2, 1995 due 2044.

             6      ConAgra Inc.'s Press Release dated
                    February 13, 1995.